November 25, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

SUMMARY PROSPECTUS OF

HARTFORD CORE BOND ETF

HARTFORD MUNICIPAL OPPORTUNITIES ETF

HARTFORD SHORT DURATION ETF

HARTFORD SCHRODERS TAX-AWARE BOND ETF

HARTFORD TOTAL RETURN BOND ETF

DATED NOVEMBER 25, 2020

HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS

DATED NOVEMBER 25, 2020

This Supplement contains new and additional information regarding the Funds listed above and should be read in connection with your Summary Prospectus and Prospectus.

Until December 22, 2020, the above referenced Summary Prospectus and Prospectus are revised as follows:

Under the heading “Purchase and Sale of Fund Shares” in the above referenced Summary Prospectuses and the heading “Purchase and Sale of Fund Shares” in the summary section of the above referenced Prospectus, the disclosure is deleted in its entirety and replaced with the following:

The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares at NAV that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants (“Authorized Participants”) who have entered into participation agreements with the Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”). The Fund will issue or redeem Creation Units in return for a basket of securities and/or cash that the Fund specifies each business day.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

HV-7565ETF	November 2020